UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): August 24, 2015 (August 19, 2015)

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MOCON, INC.

(Exact name of registrant as specified in its charter)

Minnesota	000-09273	41-0903312
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7500 Mendelssohn Avenue North Minneapolis, MN	55428
(Address of Principal Executive Offices)	(Zip Code)

(763) 493-6370

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At a meeting held on August 19, 2015, the Board of Directors (the “Board”) of MOCON, Inc. (“MOCON”) adopted the Fourth Amended and Restated Bylaws of MOCON (the “Amended and Restated Bylaws”), to be effective immediately upon their adoption by the Board.

Below is a brief description of the amendments that were made to the Amended and Restated Bylaws:

●	increase the flexibility of the Board to hold an annual meeting of shareholders at any time, as may be determined by the Board;

●	impose advance notice and informational requirements for director nominations and shareholder proposals; and

●	conform the officer titles and positions with those used by the Company.

The foregoing description is qualified in its entirety by reference to the Amended and Restated Bylaws, which are filed as Exhibit 3.1 to this report and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.     Financial Statements and Exhibits

(d)     Exhibits

Exhibit No.	Description
3.1	Fourth Amended and Restated Bylaws of MOCON, Inc. (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOCON, INC.

Dated: August 24, 2015	By:	/s/ Elissa Lindsoe
Elissa Lindsoe
Vice President, Chief Financial Officer, Treasurer and Secretary

MOCON, INC.
CURRENT REPORT ON FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description	Method of Filing

3.1	Fourth Amended and Restated Bylaws of MOCON, Inc.	Filed herewith

4